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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 3, 1998
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                              inTEST Corporation
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              (Exact Name of Registrant as Specified in Charter)

Delaware                                  0-22529               22-2370659
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation)                                          Identification No.)

2 Pin Oak Lane, Cherry Hill, New Jersey                           08034
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (609) 424-6886
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Item 2.  Acquisition or Disposition of Assets.

         On August 3, 1998, inTEST Corporation (the "Company") acquired all of the outstanding capital stock of TestDesign Corporation ("TestDesign"), a privately held California corporation (the "Acquisition"). The purchase price was $4,400,000 cash and 625,000 shares of the Company's Common Stock (subject to certain adjustments). The consideration paid for the Acquisition was determined in negotiations between the Company's management and Douglas W. Smith, the former sole shareholder of TestDesign (the "Seller"), based upon the current value of TestDesign and the Company's Common Stock. The Company funded the cash portion of the purchase price from its cash on hand.

         Prior to the Acquisition, there was no material relationship between the Seller and the Company. In connection with the Acquisition, the Seller was elected to the Board of Directors and appointed as Executive Vice President and Chief Operating Officer of the Company.

         TestDesign is engaged in the design and manufacture of wafer test interfaces used by the semiconductor industry.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired:

         The financial statements required by this Item will be filed by an amendment to this report filed not later than October 17, 1998.

         (b)      Pro Forma Financial Information:

         The pro forma financial statements required by this Item will be filed by an amendment to this report filed not later than October 17, 1998.

         (c)      Exhibits:

         2. Agreement and Plan of Reorganization between Douglas W. Smith, TD Acquisition Corporation and inTEST Corporation, dated August 3, 1998 (the Schedules and Exhibits, as set forth on the lists of Schedules and Exhibits in the Agreement and Plan of Reorganization, are omitted from this report but will be furnished supplementally to the Commission upon request).

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            inTEST CORPORATION


                                            By:  /s/ Hugh T. Regan, Jr.
                                               --------------------------------
                                                 Hugh T. Regan, Jr.
                                                 Treasurer and
                                                 Chief Financial Officer

Date:  August 4, 1998

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                                 EXHIBIT INDEX


         2. Agreement and Plan of Reorganization between Douglas W. Smith, TD Acquisition Corporation and inTEST Corporation, dated August 3, 1998 (the Schedules and Exhibits, as set forth on the lists of Schedules and Exhibits in the Agreement and Plan of Reorganization, are omitted from this report but will be furnished supplementally to the Commission upon request).



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